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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                               SYNC RESEARCH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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                                  [SYNC LOGO]

                                                                 GREGORIO REYES
                                                          CHAIRMAN OF THE BOARD

                         PLEASE VOTE YOUR SHARES TODAY!

                                                                August 15, 2000
Dear Sync Research Shareholder:

Our Annual Meeting of shareholders is scheduled to be held at 10:00 a.m. local time, on Wednesday, August 30, 2000, at the Newport Beach Marriott Suites, 500 Bayview Circle, Newport Beach, California. As most of you are aware, Sync has entered into a merger agreement with Osicom Technologies, Inc. (which we will refer to as "Parent"), a publicly held New Jersey corporation (Nasdaq:FIBR), to acquire a wholly-owned subsidiary of Parent doing business as Entrada Networks (which we will refer to as "Entrada").

In order to complete the merger, the holders of a majority of the shares of Sync common stock and Series A Preferred Stock voting at the meeting must vote in person or by proxy to authorize the issuance of shares of Sync common stock under the merger agreement. As part of the merger, stockholders are also being asked for approval to change Sync's name to "Entrada Networks, Inc."

REMEMBER: FAILURE TO VOTE IS THE SAME AS A VOTE AGAINST THE PROPOSALS.

Only stockholders who held shares of Sync common stock or Series A Preferred Stock at the close of business on July 18, 2000 will be entitled to vote at the annual meeting.

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE FOR THE MERGER PROPOSALS.

Quick and easy telephone and Internet voting instructions are enclosed. Please take a brief moment to vote your Sync Research shares NOW.


                    [GRAPHIC]                  [GRAPHIC]
                 Toll-free Voting          www.proxyvote.com
                  24 hours a day

Help us save money by voting today. Thank you in advance for voting promptly. If you have any questions, please call MacKenzie Partners, Inc. at (800) 322-2885.


                                       Sincerely,

                                       /s/ Gregorio Reyes

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                                                             ATTN: SHAREHOLDERS

                             TWO EASY WAYS TO VOTE

VOTE BY TELEPHONE                                                     [GRAPHIC]

It's fast, convenient and your vote is immediately confirmed and posted.

                        CALL THE TOLL-FREE 1-800 NUMBER
                         LISTED ON THE ENCLOSED VOTING
                                INSTRUCTION FORM


                             FOLLOW THE 4 EASY STEPS:

1. Read the accompanying Letter and Voting Instruction Form.

2. Call the toll-free phone number.

3. Enter your 12-digit control number located in the gray shaded box on the right side of your Voting Instrucion Form.

4. Follow the simple instructions.

                               MAKE YOUR VOTE COUNT!


VOTE BY INTERNET                                                      [GRAPHIC]

It's fast, convenient and your vote is immediately confirmed and posted.
You will also have the option to register to receive future materials via the Internet, when available.


                                WWW.PROXYVOTE.COM

                             FOLLOW THE 4 EASY STEPS:

1. Read the accompanying Letter and Voting Instruction Form.

2. Go to website www.proxyvote.com.

3. Enter your 12 digit control number located in the gray shaded box on the right side of your Voting Instrucion Form.

4. Follow the simple instructions.

                               MAKE YOUR VOTE COUNT!

                                  AND REMEMBER...
    YOUR VOTE BY TELEPHONE OR INTERNET WILL HELP YOUR COMPANY SAVE MONEY!!!
     DO NOT RETURN YOUR VOTING FORM IF YOU VOTED BY TELEPHONE OR INTERNET.